UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12
LAPORTE BANCORP, INC.
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)
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April 3, 2014
Dear Shareholder:
We cordially invite you to attend the Annual Meeting of Shareholders of LaPorte Bancorp, Inc., the parent company of The LaPorte Savings Bank. The Annual Meeting will be held at our main office, located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m. (local time) on May 13, 2014.
The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of LaPorte Bancorp, Inc. Our directors and officers, as well as a representative of our independent registered public accounting firm, are expected to be present to respond to any appropriate questions that shareholders may have. The business to be conducted at the annual meeting includes the election of three directors, the ratification of the appointment of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2014, the consideration of the LaPorte Bancorp, Inc. 2014 Equity Incentive Plan, and the consideration of an advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement.
Our Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of LaPorte Bancorp, Inc. and our shareholders, and our Board of Directors unanimously recommends a vote “FOR” each matter to be considered.
Also enclosed for your review is our Annual Report for the year ended December 31, 2013, which contains detailed information concerning our activities and operating performance. On behalf of our Board of Directors, please take a moment now to vote your shares via the toll-free telephone number, or over the internet, or complete, sign, date, and return the proxy card in the postage-paid envelope provided. Voting in advance of the Annual Meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.
Sincerely,

Lee A. Brady
Chief Executive Officer
Your voting instructions are solicited on behalf of the trustee for the 401k (“401k Trustee”)
I understand that I have the right to direct the 401k Trustee to vote my proportionate interest in said plan. I have been advised that my voting instructions are solicited for the Annual Meeting to be held at the Company’s main office located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m. (local time) on Tuesday, May 14, 2013 or any adjournment or postponement thereof. The 401k Trustee is hereby directed to vote my proportionate interest in the 401k as indicated on the other side. If I do not return my voting instructions in a timely manner, shares representing

LAPORTE BANCORP, INC.
710 Indiana Avenue
LaPorte, Indiana 46350
(219) 362-7511
NOTICE OF
2014 ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 13, 2014
Notice is hereby given that the 2014 Annual Meeting of Shareholders of LaPorte Bancorp, Inc. (the “Meeting”) will be held at our main office located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m. (local time) on May 13, 2014.
A Proxy Card and a Proxy Statement for the Meeting are enclosed. The Meeting is for the purpose of considering and acting upon:

1.	The election of three directors of LaPorte Bancorp, Inc.;

2.	The ratification of the appointment of BKD, LLP as the independent registered public accounting firm for LaPorte Bancorp, Inc. for the year ending December 31, 2014;

3.	The approval of the LaPorte Bancorp, Inc. 2014 Equity Incentive Plan;

4.	An advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement; and
such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.
Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Shareholders of record at the close of business on March 14, 2014 are the shareholders entitled to vote at the Meeting, and any adjournments thereof.
EVEN IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU MAY CHOOSE TO VOTE YOUR SHARES BY CALLING THE TOLL-FREE TELEPHONE NUMBER, USING THE INTERNET, OR SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY THAT YOU GIVE MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. YOU MAY REVOKE A PROXY BY FILING WITH THE SECRETARY OF LAPORTE BANCORP, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM THE RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
Our Proxy Statement, 2013 Annual Report and Proxy Card are available at www.proxyvote.com. If you need directions to attend the Annual Meeting and to vote in person, please call us at 1-866-362-7511.

By Order of the Board of Directors

Eric L. Sommer
Corporate Secretary
LaPorte, Indiana
April 3, 2014

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement
LAPORTE BANCORP, INC.
710 Indiana Avenue
LaPorte, Indiana 46350
(219) 362-7511
2014 ANNUAL MEETING OF SHAREHOLDERS
May 13, 2014
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of our Board of Directors to be used at our 2014 Annual Meeting of Shareholders of LaPorte Bancorp, Inc., which will be held at our main office, located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m. (local time) on May 13, 2014, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about April 3, 2014.
VOTING AND PROXY PROCEDURE
Who Can Vote at the Meeting
You are entitled to vote your LaPorte Bancorp, Inc. common stock if our records show that you held your shares as of the close of business on March 14, 2014. If your shares are held through a broker, bank, or similar holder of record, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank, or other holder of record. As the beneficial owner, you have the right to direct your broker or other holder of record how to vote by filling out a voting instruction form that accompanies these proxy materials. Your broker, bank, or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction form provided by your broker, bank, or other holder of record that accompanies this proxy statement.
As of the close of business on March 14, 2014, there were 5,848,345 shares of our common stock outstanding. Each share of common stock has one vote.
Attending the Meeting
If you were a shareholder as of the close of business on March 14, 2014, you may attend the meeting. However, if your shares of our common stock are held in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of our common stock held in street name in person at the meeting, you will have to obtain a written proxy in your name from your broker, bank or other holder of record.
Quorum and Vote Required for Proposals
Quorum. A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting, in person or by proxy, to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum.
Votes Required for Proposals. At this year’s annual meeting, shareholders will elect three directors, each to serve for a term of three years and until their successors are elected and qualified. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of BKD, LLP as our independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of BKD, LLP as our independent registered public accounting firm for fiscal 2014, the affirmative vote of a majority of the votes cast at the annual meeting and entitled to vote on the proposal is required without regard to broker non-votes or proxies marked abstain.
In voting on the LaPorte Bancorp, Inc. 2014 Equity Incentive Plan, you may vote in favor of the proposal, vote against the proposal, or abstain from voting. To approve the LaPorte Bancorp, Inc. 2014 Equity Incentive Plan, the affirmative vote of a majority of the votes cast at the annual meeting and entitled to vote on the proposal is required without regard to broker non-votes or proxies marked abstain.
As to the advisory, non-binding resolution with respect to the executive compensation as described in this Proxy Statement, you may vote in favor of the resolution, vote against the resolution, or abstain from voting on the resolution. The affirmative vote of a majority of the votes cast at the annual meeting and entitled to vote on the resolution, without regard to broker non-votes or proxies marked abstain, is required for the approval of this non-binding resolution. While this vote is required by law, it will neither be binding on us or our Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on us or our Board of Directors. However, the Compensation Committee and the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements.
Our Articles of Incorporation provide that, subject to certain exceptions, record owners of our common stock that is beneficially owned by a person who beneficially owns in excess of 10% of our outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit.
Broker Non-Votes. If you do not provide your broker or other record holder with voting instructions on certain non-routine matters (e.g., the election of directors, approval of the equity incentive plan or say on pay), your broker will not have discretion to vote your shares on these matters. A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to routine matters, but does not vote on non-routine matters because you did not provide voting instructions on these matters. In the case of a routine matter (e.g., the ratification of the independent auditors), your broker or other holder of record is permitted to vote your shares in the record holder’s discretion if you have not provided voting instructions.
Voting by Proxy
We are sending you this proxy statement to request that you allow your shares of LaPorte Bancorp, Inc. common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of our common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions delivered by telephone, or the internet, or indicated on the proxy card. If you sign, date, and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors. Our Board of Directors recommends that you vote:

•	for each of the nominees for director;

•	for ratification of the appointment of BKD, LLP as our independent registered public accounting firm;

•	for the approval of the 2014 Equity Incentive Plan; and

•	for an advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement.
If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your LaPorte Bancorp, Inc. common stock may be voted by the persons named in the proxy card on the new meeting date, provided you have not revoked your proxy. We do not currently know of any other matters to be presented at the meeting.

Participants in the ESOP, 401(k) Plan, and Holders of Non-Vested Restricted Stock. If you participate in The LaPorte Savings Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold LaPorte Bancorp, Inc. common stock through the Savings Plan for Employees of The LaPorte Savings Bank (the “401(k) Plan”), you will receive a single vote authorization form (which is combined with the proxy card) for the plans that reflect all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee will vote all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of our common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to provide voting instructions for all shares credited to his or her 401(k) Plan account and held in the LaPorte Bancorp, Inc. Stock Fund. Shares for which no voting instructions are given or for which instructions were not timely received will be voted in the same proportion as shares for which voting instructions were received. Pursuant to the terms of the LaPorte Bancorp, Inc. 2011 Equity Incentive Plan, a participant is entitled to direct how to vote the non-vested restricted shares of LaPorte Bancorp, Inc. awarded to him or her. The deadline for returning your voting instructions is May 9, 2014 by 11:59 p.m. Eastern Time.
REVOCATION OF PROXIES
Shareholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies may be revoked by sending written notice of revocation to our Corporate Secretary, Eric L. Sommer, c/o LaPorte Bancorp, Inc, 710 Indiana Avenue, LaPorte, Indiana 46350. You may also revoke your proxy by returning a duly executed proxy bearing a later date, as described on your proxy card, or by voting in person at our annual meeting. The presence at our annual meeting of any shareholder who had given a proxy will not revoke such proxy unless the record shareholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

STOCK OWNERSHIP
Persons and groups who beneficially own in excess of 5% of our shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of March 14, 2014, the shares of our common stock beneficially owned by each person known to us who was the beneficial owner of more than 5% of the outstanding shares of our common stock.

Name and Address of Beneficial Owner	Number of Shares Owned and Nature of Beneficial Ownership	Percent of Shares of Common Stock Outstanding (1)

Wellington Management Company, LLP 280 Congress Street Boston, MA 02210	589,857 (2)	10.1%

Delaware Charter Guarantee & Trust Company dba Principal Trust Company as Trustee for The LaPorte Savings Bank Employee Stock Ownership Plan 1013 Centre Road Ste 300 Wilmington DE 19805-1265	494,704 (3)	8.5%

Sandler O’Neill Asset Management, LLC SOAM Holdings, LLC Malta Hedge Fund II, L.P. Terry Maltese 150 East 52nd Street, 30th Floor New York, New York 10022	492,500 (4)	8.4%

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or dispositive power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “dispositive power” is the power to dispose or direct the disposition of shares. Beneficial ownership includes all shares held directly, as well as shares held by spouses, minor children or in trust or other indirect form of ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)
On a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2014, Wellington Management Company, LLP. reported shared dispositive and voting power with respect to 589,857 shares of our common stock.

(3)
On a Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2014, Delaware Charter Guarantee & Trust Company dba Principal Trust Company as Trustee for The LaPorte Savings Bank Employee Stock Ownership Plan reported shared dispositive and voting power of 494,704 shares held by the Employee Stock Ownership Plan Trust.

(4)
On a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2014, Sandler O’Neill Asset Management, LLC reported shared dispositive and voting power with respect to 480,000 shares of our common stock; SOAM Holdings, LLC reported shared dispositive and voting power with respect to 411,600 shares of our common stock; Malta Hedge Fund II, L.P. reported shared dispositive and voting power with respect to 308,300 shares of our common stock; and Terry Maltese reported shared dispositive and voting power with respect to 480,000 shares of our common stock and reported sole voting and dispositive power with respect to 12,500 shares of our common stock.

PROPOSAL I — ELECTION OF DIRECTORS
Our Board of Directors currently consists of nine members. Our Bylaws require that our Board of Directors be divided into three classes, as nearly equal in number as possible, with one class elected annually for a term of three years and until their successors are elected and qualified. Our Board of Directors has nominated Lee A. Brady, Paul G. Fenker, and Robert P. Rose for election as directors at the annual meeting, each to serve for a term of three years and until their successors are elected and qualified. Each nominee is currently a member of our Board of Directors.
The table below sets forth certain information as of March 14, 2014 regarding our directors and our executive officers who are not directors. It is intended that the proxies solicited on behalf of our Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of our Board’s nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as our Board of Directors may recommend. At this time, our Board of Directors knows of no reason why our Board’s nominees might be unable to serve as director. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected. As of March 14, 2014 our executive officers and directors beneficially owned 401,971 shares of common stock, or 6.9% of the outstanding shares. Except as disclosed in the footnotes below, each director and executive officer listed has sole voting power and sole investment power with respect to the number of shares shown, and none of the shares beneficially owned have been pledged as security for a loan.

Name (1)	Age	Positions Held in LaPorte Bancorp, Inc.	Director Since (2)	Current Term to Expire	Shares of Common Stock Beneficially Owned (3)		Percent of Class

NOMINEES
Lee A. Brady	68	Chief Executive Officer and Director	1989	2014	82,235	(4)	1.4%
Paul G. Fenker	69	Chairman of the Board	1979	2014	33,646	(5)	*
Robert P. Rose	52	Director	2010	2014	20,003	(6)	*

DIRECTORS CONTINUING IN OFFICE
Charles Lukmann, III	60	Director	2007	2015	36,961	(7)	*
Ralph F. Howes	65	Director	2003	2015	32,688	(8)	*
Michele M. Thompson	54	President, Chief Financial Officer and Director	2007	2015	60,464	(9)	1.0%
Mark A. Krentz	61	Director	2001	2016	10,640	(10)	*
Jerry L. Mayes	73	Vice Chairman of the Board	1991	2016	24,136	(11)	*
Dale A. Parkison	52	Director	2007	2016	21,179	(12)	*

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Patrick W. Collins	42	Senior Vice President, Mortgage Warehouse Lending	N/A	N/A	24,589	(13)	*

*	Less than 1%.

(1)	The mailing address for each person listed is 710 Indiana Avenue, LaPorte, Indiana 46350.

(2)	Reflects date of initial appointment to the Board of Directors of The LaPorte Savings Bank.

(3)
See definition of “beneficial ownership” in the footnotes to the table under “Stock Ownership” above. For each non-employee director, the number of shares listed includes 2,684 restricted stock awards which have not vested as of March 14, 2014.

(4)
Includes 28,401 shares held in Mr. Brady’s 401(k); 6,068 shares held through the ESOP; 14,315 in stock awards which have not vested; and 20,280 shares that can be acquired pursuant to stock options exercisable within 60 days of March 14, 2014.

(5)
Includes 17,015 shares held by Mr. Fenker’s IRA, 7,620 shares held by Mr. Fenker’s spouse’s IRA, and 4,472 shares that can be acquired pursuant to stock options exercisable within 60 days of March 14, 2014.

(6)	Includes 11,057 shares held by Mr. Rose’s IRA.

(7)	Includes 10,072 shares held by Mr. Lukmann’s IRA.

(8)	Includes 19,445 shares held by Mr. Howes’ IRA.

(9)
Includes 13,190 shares held in Ms. Thompson’s IRA; 8,002 shares held in her 401(k); 4,677 shares held through the ESOP; 11,453 in stock awards which have not vested; and 15,508 shares that can be acquired pursuant to stock options exercisable within 60 days of March 14, 2014.

(10)	Includes 4,472 shares that can be acquired pursuant to stock options exercisable within 60 days of March 14, 2014.

(11)	Includes 15,190 shares held in Mr. Mayes’ trust and 4,472 shares that can be acquired pursuant to stock options exercisable within 60 days of March 14, 2014.

(12)	Includes 4,472 shares that can be acquired pursuant to stock options exercisable within 60 days of March 14, 2014.

(13)
Includes 3,442 shares held by Mr. Collins’ 401(k); 3,822 shares held through Mr. Collins’ ESOP; 4,831 in stock awards which have not vested; and 8,350 shares that can be acquired pursuant to stock options exercisable within 60 days of March 14, 2014.

Nominees and Continuing Directors
Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years.
Lee A. Brady serves as our Chief Executive Officer and as Chairman of the Board and Chief Executive Officer of The LaPorte Savings Bank. He also has served as President of The LaPorte Savings Bank since 1989 and LaPorte Bancorp, Inc.’s predecessor since its formation in 2007 until July 2011. Mr. Brady began his career at The LaPorte Savings Bank in 1974. Mr. Brady is a graduate of Indiana University and the Graduate School of Banking at the University of Wisconsin-Madison. We believe Mr. Brady’s long experience as a successful chief executive officer in both favorable and unfavorable economic climates makes him a valuable director.
Paul G. Fenker joined The LaPorte Savings Bank Board in 1979. In 2007, he was appointed to the Board of LaPorte Bancorp, Inc.’s predecessor. Mr. Fenker is the owner of Fenker’s Finer Furniture in LaPorte. Mr. Fenker attended Ball State University. We believe Mr. Fenker’s long experience with the local business community gives him unique insights into the challenges and opportunities that we face and makes him a valuable director.
Ralph F. Howes joined The LaPorte Savings Bank Board in 2003. In 2007, he was appointed to the Board of LaPorte Bancorp, Inc.’s predecessor. He is a senior partner in the law firm of Howes & Howes, LLP. Mr. Howes is a graduate of Indiana University and received his Juris Doctorate degree from Valparaiso University. We believe Mr. Howes’ background as a business lawyer provides the Board of Directors with a unique perspective in addressing the legal requirements that we must satisfy and makes him a valuable director.
Mark A. Krentz joined The LaPorte Savings Bank Board in 2001. In 2007, he was appointed to the Board of LaPorte Bancorp, Inc.’s predecessor. Mr. Krentz is the President and Chief Executive Officer of Thanhardt Burger Corporation, a local art distribution company that works internationally with fine art clients. Mr. Krentz is a graduate of Purdue University and received a certificate in Business Administration from Notre Dame. We believe Mr. Krentz’s long experience with the local business community and as a successful chief executive officer makes him a valuable director.
L. Charles Lukmann, III was appointed to the Boards of The LaPorte Savings Bank and LaPorte Bancorp, Inc.’s predecessor in 2007. Mr. Lukmann served as a director of City Savings Financial from 2004 to 2007. Mr. Lukmann has served as partner of Harris, Welsh & Lukmann, a law firm based in Chesterton, Indiana, since 1979. He is also a member of Woodlake Springs LLC and of Ennis Builders LLC. We believe Mr. Lukmann’s long experience in banking, law and the Chesterton business community makes him a valuable director.
Jerry L. Mayes joined The LaPorte Savings Bank Board in 1991. In 2007, he was appointed to the Board of LaPorte Bancorp, Inc.’s predecessor. Mr. Mayes is retired from Mayes Management, which manages rental properties. Mr. Mayes is a graduate of Indiana University. We believe Mr. Mayes’ long experience in real estate and business in the local community makes him a valuable director.
Dale A. Parkison, C.P.A. was appointed to the Boards of The LaPorte Savings Bank and LaPorte Bancorp, Inc.’s predecessor in 2007. Mr. Parkison served as a director of City Savings Financial from 2004 to 2007. Mr. Parkison has served as President of Parkison & Hinton, Inc. P.C., a certified public auditing firm, since 1992. We believe Mr. Parkison’s long experience in public accounting and in banking makes him a valuable director.

Robert P. Rose was appointed to the Boards of The LaPorte Savings Bank and LaPorte Bancorp, Inc.’s predecessor in August 2010. Mr. Rose has more than twenty-five years of financial industry experience, with an emphasis on strategic planning and investment and trust management. He is the President of Harbour Trust & Investment Management Company in Michigan City, Indiana, and is a Notre Dame graduate with a Bachelor’s of Science degree in Business Administration and a concentration in Accounting. We believe Mr. Rose’s many years of experience in the financial services industry and his knowledge of our community make him a valuable director.
Michele M. Thompson serves as President and Chief Financial Officer of LaPorte Bancorp, Inc. and the President and Chief Financial Officer of The LaPorte Savings Bank. Ms. Thompson joined The LaPorte Savings Bank in 2003 as Chief Financial Officer and was named Vice President in 2004, Executive Vice President in 2007, and President and Chief Financial Officer in 2011. She was named Executive Vice President and Chief Financial Officer in 2007 and President and Chief Financial Officer in 2011 of LaPorte Bancorp, Inc.’s predecessor. Ms. Thompson has more than 30 years of banking experience. Ms. Thompson is a graduate of Ball State University and holds a Master’s of Business Administration from Indiana University South Bend. We believe Ms. Thompson’s experience in banking and as a chief financial officer provides our Board of Directors with the unique perspective of someone experienced in finance, accounting and banking and makes her a valuable director.
Executive Officers who are not Directors
Information regarding our executive officers that are not also directors is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years.
Kevin N. Beres serves as Senior Vice President/Lending. Mr. Beres joined The LaPorte Savings Bank in 2007 as Vice President/Commercial Lending and was promoted to Senior Vice President in 2009. He had more than 17 years of banking experience prior to joining The LaPorte Savings Bank. Mr. Beres is a graduate of Indiana University School of Business with a degree in Marketing and Management and the Graduate School of Banking at the University of Wisconsin-Madison.
Daniel P. Carroll serves as Executive Vice President/Chief Credit Officer. Mr. Carroll joined The LaPorte Savings Bank in 2011 with more than fifteen years of commercial lending and management experience as well as experience in loan review with an audit firm. He is a graduate of the University of Notre Dame with a degree in Accounting and of the Graduate School of Commercial Lending at the University of Oklahoma.
Patrick W. Collins serves in the role of Senior Vice President/Mortgage Warehouse Lending. Mr. Collins joined The LaPorte Savings Bank in April 2009 as Vice President/Mortgage Warehouse Lending and was promoted to Senior Vice President in 2010. He has more than fifteen years of warehouse lending experience. Mr. Collins is a graduate of DeVry University in Columbus, Ohio, with a Bachelor’s degree in Accounting.
Board Independence
Our Board of Directors has determined that all directors except for directors Brady and Thompson are “independent” within the meaning of the rules of the NASDAQ Stock Market LLC (“Nasdaq”). Mr. Brady and Ms. Thompson are not independent because they are executive officers of LaPorte Bancorp, Inc. In determining the independence of its members, our Board of Directors considered certain transactions, including relationships and arrangements between us and our directors that are not required to be disclosed in this proxy statement under the heading “Transactions With Certain Related Persons.” These relationships include loans or lines of credit that The LaPorte Savings Bank has directly or indirectly made to directors, and a referral agreement between The LaPorte Savings Bank and Harbour Trust & Investment Management Company, a financial services company of which director Rose serves as President. These transactions were not material to us or our directors.

Board Structure and Risk Oversight
The positions of Chairman of the Board and Chief Executive Officer of LaPorte Bancorp, Inc., are held by separate individuals, Directors Paul G. Fenker and Lee A. Brady, respectively. The Chief Executive Officer is responsible for setting the strategic direction for LaPorte Bancorp, Inc. and the day-to-day leadership and performance of LaPorte Bancorp, Inc. while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the full Board. By maintaining the separate positions of Chairman and Chief Executive Officer, LaPorte Bancorp, Inc. believes it enhances the ability of the Board of Directors to provide strong, independent oversight of LaPorte Bancorp, Inc.’s management and affairs.
The Board of Directors is actively involved in the oversight of risks that could affect LaPorte Bancorp, Inc. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee regarding its considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within LaPorte Bancorp, Inc. as well as through internal and external audits. Risks relating to the direct operations of The LaPorte Savings Bank are further overseen by the Board of Directors of The LaPorte Savings Bank, who are the same individuals who serve on our Board of Directors of LaPorte Bancorp, Inc. The Board of Directors of The LaPorte Savings Bank also has additional committees that conduct risk oversight separate from LaPorte Bancorp, Inc. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.
Meetings and Committees of the Board of Directors
The business of LaPorte Bancorp, Inc. is conducted at regular and special meetings of the full Board and its standing committees. The standing committees consist of the Audit, Governance/Nominating and Compensation Committees. During the year ended December 31, 2013, the Board of Directors of LaPorte Bancorp, Inc. held 20 regular meetings and the Board of Directors of The LaPorte Savings Bank held 31 regular meetings and two special meetings. No member of our Board of Directors attended fewer than 75% of the aggregate of: (i) the total number of meetings of our Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of our Board on which he or she served (during the periods that he or she served).
Audit Committee
Our Audit Committee consists of Messrs. Fenker, Mayes, Parkison, and Howes. Each member of the Audit Committee is independent in accordance with the rules of Nasdaq and the Securities and Exchange Commission (“SEC”). Our Board of Directors has designated Mr. Parkison as Chairman of the Audit Committee and has determined that Mr. Parkison is an “audit committee financial expert” under the rules of the SEC. Our Audit Committee met nine times during the year ended December 31, 2013. Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.laportesavingsbank.com.
Report of the Audit Committee
Our management is primarily responsible for our internal controls and financial reporting process. However, the Audit Committee is responsible for the relationship between our independent registered public accounting firm and us. Our Audit Committee also receives reports with respect to our financial reporting, internal control over financial reporting and disclosure controls. In addition, our Audit Committee reviews our unaudited interim financial statements and audited year-end financial statements. Finally, our Audit Committee maintains a procedure for confidential employee complaints regarding accounting matters.

Our Audit Committee has met and held discussions with management and our independent registered public accounting firm. During the meetings of our Audit Committee:

•	Management represented to the Audit Committee that our consolidated financial statements for the year ended December 31, 2013 were prepared in accordance with generally accepted accounting principles.

•	Our Audit Committee reviewed and discussed such consolidated financial statements with our management and our independent registered public accounting firm.

•
Our Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, as amended, including the quality (not just the acceptability) of the relevant accounting principles, the reasonableness of the significant judgments, and the clarity of the included disclosures.

•
Our Audit Committee received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding our independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with our independent registered public accounting firm its independence from us and management.

•
Our Audit Committee met with our independent registered public accounting firm (with and without management present) to discuss the results of its examination and the overall quality of our financial reporting.

In performing these functions, our Audit Committee acted only in an oversight capacity. In this oversight role, our Audit Committee relied on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and on the independent registered public accounting firm which, in its report, expressed an opinion on the conformity of our financial statements to generally accepted accounting principles. Our Audit Committee’s oversight did not provide it with an independent basis to determine whether management maintained appropriate accounting and financial accounting standards and complied with applicable laws and regulations. Furthermore, our Audit Committee’s review and discussions with management and our independent registered public accounting firm did not assure that our financial statements were audited in accordance with generally accepted accounting standards or that our independent registered public accounting firm was in fact “independent.”
In reliance on the above, our Audit Committee recommended to our Board of Directors, and our Board has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission. Our Audit Committee and our Board of Directors also have approved, subject to shareholder ratification, the selection of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2014.
This report has been provided by our Audit Committee, which consists of directors Fenker, Howes, Mayes, and Parkison (Chairman).
This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this report by reference, and shall not otherwise be deemed filed with the Securities and Exchange Commission.
Governance/Nominating Committee
Our Governance/Nominating Committee consists of Messrs. Fenker, Howes, Lukmann, and Rose. Mr. Howes is the Governance/Nominating Committee Chairman. Each member of our Governance/Nominating Committee is independent in accordance with Nasdaq rules. Our Governance/Nominating committee met two times during the year ended December 31, 2013. Our Board of Directors has adopted a written charter for the Governance/Nominating Committee, which is available at our website at www.laportesavingsbank.com.

The functions of our Governance/Nominating Committee include the following:

•	identifying individuals qualified to become members of our Board of Directors and recommending director nominees to our Board of Directors;

•	developing and recommending to our Board of Directors standards for the selection of individuals to be considered for election or re-election to our Board of Directors;

•	adopting procedures and considering the submission of recommendations by shareholders for nominees for election to our Board of Directors;

•
reviewing the structure and performance of our Board of Directors and its committees and making recommendations with respect to our Board of Directors and its committees, including size and composition; and

•	making recommendations regarding developing corporate governance guidelines.
Our Governance/Nominating Committee identifies nominees by first evaluating the current members of our Board of Directors willing to continue in service. Current members of our Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective. We will also consider the possible impact of adding new directors on the overall smooth functioning of our Board. Accordingly, our Committee may choose not to consider an unsolicited recommendation if no vacancy exists on our Board and our Committee does not perceive a need to increase the size, or change the composition, of our Board.
Our Governance/Nominating Committee is authorized by its charter to engage a third party to assist in the identification of director nominees, if it chooses to do so. In considering director candidates, our Governance/Nominating Committee will seek persons who, at a minimum, satisfy the following criteria:

•	the highest personal and professional ethics and integrity and values that are compatible with our values;

•	experience and achievements that have given them the ability to exercise and develop good business judgment;

•	a willingness to devote the necessary time to the work of our Board and its committees, which includes being available for Board and committee meetings;

•	a familiarity with the communities in which we operate and/or active engagement in community activities;

•	involvement in other activities or interests that do not create a conflict with responsibilities to us and our shareholders; and

•	the capacity and desire to represent the balanced, best interests of our shareholders as a group, and not primarily a special interest group or constituency.
Our Governance/Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under Nasdaq rules. Although our Governance/Nominating Committee and our Board of Directors do not have a formal policy with regard to the consideration of diversity in identifying director nominees, diversity is considered in the identification process. While attributes such as relevant experience, financial acumen, and formal education are always considered in the identification process, our Governance/Nominating Committee and our Board of Directors will also evaluate a potential director nominee’s personal character, community involvement, and willingness to serve so that he or she can help further our role as a community-based financial institution.

Procedures for the Recommendation of Director Nominees by Shareholders. Our Governance/Nominating Committee has adopted procedures for shareholders to submit to the Governance/Nominating Committee shareholder recommendations for director nominees. If a determination is made that an additional candidate is needed for our Board of Directors, the Governance/Nominating Committee will consider candidates submitted by our shareholders. Shareholders can submit the names of qualified candidates for director by writing to us at 710 Indiana Avenue, LaPorte, Indiana 46350, Attention: Chairman, Governance/Nominating Committee. The Chairman must receive a submission not less than one hundred and twenty (120) days prior to the date of our proxy materials for the preceding year’s annual meeting. However, if the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, to be timely the recommendation for director must be submitted not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made.
The submission must include the following information:

•	a statement that the writer is a shareholder and is proposing a candidate for consideration by our Committee;

•
the name and address of the shareholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder’s ownership will be required);

•
the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors or their affiliates;

•	detailed information about any relationship or understanding between the proposing shareholder and the candidate; and

•	a statement of the candidate that the candidate is willing to be considered and willing to serve as a director if nominated and elected.
A nomination submitted by a shareholder for presentation by the shareholder at an annual meeting of shareholders must comply with the procedural and informational requirements described in our Bylaws. See “Advance Notice of Nominations and Business to be Conducted at an Annual Meeting” below.

Shareholder Communications with the Board. A shareholder of LaPorte Bancorp, Inc. who wants to communicate with our Board of Directors or with any individual director can write to us at 710 Indiana Avenue, LaPorte, Indiana 46350, Attention: Chairman, Governance/Nominating Committee. The letter should indicate that the author is a shareholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Chairman will:

•	forward the communication to the director or directors to whom it is addressed;

•
attempt to handle the inquiry directly, or forward the communication for response by another one of our employees. For example, a request for information about us on a stock-related matter may be forwarded to our shareholder relations officer; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.
At each Board meeting, the Chairman shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.
The Compensation Committee
Our Compensation Committee consists of Messrs. Mayes, Krentz, Howes, and Parkison. Mr. Mayes is the Compensation Committee Chairman. Each member of our Compensation Committee is independent in accordance with Nasdaq rules. Our Compensation Committee met three times in the year ended December 31, 2013. Our Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.laportesavingsbank.com.
The role of our Compensation Committee is to review annually the performance and compensation levels of our executive officers and directors and recommend compensation, including salary, bonus, incentive, and equity compensation of our executive officers and directors to our Board of Directors. Lee A. Brady, our Chief Executive Officer, and Michele M. Thompson, our President and Chief Financial Officer, do not participate in Compensation Committee discussions or recommendations relating to the determination of their compensation. Our Compensation Committee also reviews and makes recommendations regarding certain of our other compensation policies, plans, and programs. Our Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation related decisions.
Our Compensation Committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with our financial performance. It is intended that our compensation strategy will enable us to attract, develop, and retain talented executive officers who are capable of maximizing our performance for the benefit of the shareholders. The compensation program has four key elements of total direct compensation: base salary; cash-based incentive compensation; long-term equity incentives under the LaPorte Bancorp, Inc. 2011 Equity Incentive Plan; and benefits, such as a 401(k) program and a supplemental executive retirement plan.
The Committee generally targets base salaries at no less than the peer group median of salaries for executives in similar positions with similar responsibilities. The salaries of our executive and other officers are reviewed at least annually to assess our competitive position and make any necessary adjustments. Our goal is to maintain salary levels for our officers at a level consistent with base pay received by those in comparable positions at our peers. To further that goal, we obtain peer group information from industry resources. We also evaluate salary levels at the time of promotion or other change in responsibilities or as a result of specific commitments we made when a specific officer was hired. Individual performance and retention risk are also considered as part of our annual assessment.

While our Compensation Committee does not use strict numerical formulas to determine changes in compensation for our Chief Executive Officer or other executive officers and directors, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize the results and scope of our operations, the experience, expertise and management skills of the executive officers and their roles in our future success, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for similarly sized institutions. While each of the quantitative and non-quantitative factors described above was considered by our compensation committee, such factors were not assigned a specific weight in evaluating the performance of our Chief Executive Officer and other executive officers. Rather, all factors were considered.
Attendance at Annual Meetings of Shareholders
Although we do not have a formal written policy regarding director attendance at annual meetings of shareholders, it is expected that directors will attend these meetings absent unavoidable scheduling conflicts. All of our directors attended the 2013 annual meeting of shareholders.
Code of Ethics
We have adopted a Code of Ethics that is applicable to our officers, directors, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our website at www.laportesavingsbank.com. Amendments to and waivers from the Code of Ethics will be available on our website.
Section 16(a) Beneficial Ownership Reporting Compliance
Our common stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934. Our officers and directors and beneficial owners of greater than 10% of our shares of common stock are required to file reports on Forms 3, 4, and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership. Securities and Exchange Commission rules require disclosure in our Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director, or 10% beneficial owner of the shares of common stock to file a Form 3, 4, or 5 on a timely basis. Based on our review of such ownership reports, no officer, director or 10% beneficial owner of our common stock failed to file such ownership reports on a timely basis during the year ended December 31, 2013.

EXECUTIVE COMPENSATION
Executive Compensation
The following table sets forth for the years ended December 31, 2013 and 2012 certain information as to the total compensation paid by us to our chief executive officer and to our other two most highly compensated executive officers (“Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Compensation ($)	All Other Compensation ($)		Total ($)
Lee A. Brady	2013	239,827	—	—	67,482	42,579	(3)	349,888
Chief Executive Officer	2012	235,100	—	—	88,212	37,428		360,740

Michele M. Thompson	2013	188,696	—	—	53,118	23,388	(4)	265,202
President and Chief Financial Officer	2012	181,281	—	—	68,100	16,909		266,290

Patrick W. Collins	2013	125,736	—	—	168,379	20,670	(5)	314,785
Senior Vice President/Mortgage Warehouse Lending	2012	120,957	—	—	181,538	16,211		318,706

(1)	No restricted stock awards were granted in 2013 and 2012.

(2)	No stock options were granted in 2013 and 2012.

(3)
Includes $3,746 and $3,683 for 2013 and 2012, respectively, in contributions by The LaPorte Savings Bank to Mr. Brady’s 401(k) Savings Plan; $15,022 and $10,953 for 2013 and 2012, respectively, in the value of ESOP shares; $13,750 and $13,750 for 2013 and 2012, respectively, for personal use of The LaPorte Savings Bank owned automobile; $7,198 and $6,108 for 2013 and 2012, respectively, in imputed income from The LaPorte Savings Bank life insurance plans; and $2,863 and $2,934 for 2013 and 2012, respectively, in cash dividends on unvested restricted stock awards.

(4)
Includes $3,341 and $2,719 for 2013 and 2012, respectively, in contributions by The LaPorte Savings Bank to Ms. Thompson’s 401(k) Savings Plan; $14,868 and $9,211 for 2013 and 2012, respectively, in the value of ESOP shares; $2,889 and $2,632 for 2013 and 2012, respectively, in imputed income from The LaPorte Savings Bank life insurance plans; and $2,290 and $2,347 for 2013 and 2012, respectively, in cash dividends on unvested restricted stock awards.

(5)
Includes $3,977 and $3,638 for 2013 and 2012, respectively, in contributions by The LaPorte Savings Bank to Mr. Collins’401(k) Savings Plan; $14,765 and $10,663 for 2013 and 2012, respectively, in the value of ESOP shares; $962 and $920 for 2013 and 2012, respectively, in imputed income from The LaPorte Savings Bank life insurance plans; and $966 and $990 for 2013 and 2012, respectively, in cash dividends on unvested restricted stock awards.

Employment Agreements
On February 26, 2008, The LaPorte Savings Bank entered into employment agreements with each of Mr. Brady and Ms. Thompson. Each of these agreements has substantially similar terms and has an initial term of three years. Commencing on the first anniversary of the agreements and on each subsequent anniversary thereafter, the agreements will be renewed for an additional year so that the remaining term will be three years, subject to termination through notice as provided in the agreements. The current base salaries for Mr. Brady and Ms. Thompson are $244,734 and $196,419, respectively. The employment agreements were amended in 2008 in order to comply with Section 409A of the Internal Revenue Code. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event the executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event the executive resigns during the term of the agreement following (i) failure to elect or reelect or to appoint or reappoint the executive to the executive position; (ii) a material change in the nature or scope of the executive’s authority resulting in a reduction of the responsibility, scope, or importance of executive’s position; (iii) relocation of executive’s office by more than 20 miles; (iv) a material reduction in the benefits or perquisites paid to the executive unless such reduction is employer-wide; or (v) a material breach of the employment agreement by The LaPorte Savings Bank, then the executive would be entitled to a severance payment in the form of a cash lump sum equal to the base salary and bonus the executive would be entitled to receive for the remaining unexpired term of the employment agreement. For this purpose, the bonuses payable will be deemed to be equal to the highest bonus paid at any time during the prior three years, plus (b) a lump sum equal to the present value of the contributions that would reasonably have been expected to be made on executive’s behalf under The LaPorte Savings Bank’s defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if the executive had continued working for the remaining unexpired term of the employment agreement earning the salary that would have been achieved during such period. Internal Revenue Code Section 409A may require that a portion of the above payments cannot be made until six months after termination of employment, if the executive is a “key employee” under IRS rules. In addition, the executive would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage for the remaining unexpired term of the employment agreement.
In the event of a change in control of The LaPorte Savings Bank or LaPorte Bancorp, Inc., followed by executive’s involuntary termination or resignation for one of the reasons set forth above within 18 months thereafter, the executive would be entitled to a severance payment in the form of a cash lump sum equal to (a) three (3) times the sum of (i) the highest rate of base salary paid to the executive at any time and (ii) the highest bonus paid to the executive with respect to the three (3) completed fiscal years prior to termination of employment, plus (b) a lump sum equal to the present value of the contributions that would reasonably have been expected to be made on the executive’s behalf under The LaPorte Savings Bank’s defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if the executive had continued working for an additional thirty-six (36) months after termination of employment, earning the salary that would have been achieved during such period. In addition, the executive would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage for thirty-six (36) months following the termination of employment. In the event payments made to the executive include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, such payments will be cutback by the minimum dollar amount necessary to avoid this result.
Under each employment agreement, if an executive becomes disabled within the meaning of such term under Section 409A of the Internal Revenue Code, the executive shall receive benefits under any short-term or long-term disability plans maintained by The LaPorte Savings Bank, plus, if amount paid under such disability programs are less than the executive’s base salary, The LaPorte Savings Bank shall pay the executive an additional amount equal to the difference between such disability plan benefits and the amount of the executive’s full base salary for five years following the termination of employment due to disability. Thereafter, Ms. Thompson will receive 75% of her base salary until she reaches age 65. The LaPorte Savings Bank will also provide the executive with continued life insurance and non-taxable medical and dental coverage until the earlier of (i) the date the executive returns to employment with The LaPorte Savings Bank; (ii) the executive’s full-time employment with another employer; (iii) the executive attaining the age of 65; or (iv) death. In the event of executive’s death, their estate or beneficiaries will be paid the executive’s base salary for two years from executive’s death, and the executive’s family will be entitled to continued non-taxable medical, dental and other insurance for thirty-six months following the executive’s death. Upon retirement at age 65 or such later date determined by the Board, the executive will receive only those benefits to which they are entitled under any retirement plan of The LaPorte Savings Bank to which they are a party.
Upon termination of the executive’s employment, the executive shall be subject to certain restrictions on their ability to compete or to solicit business or employees of The LaPorte Savings Bank for a period of one year following termination of employment.

On December 20, 2012, The LaPorte Savings Bank entered into an employment agreement with Mr. Patrick W. Collins effective January 1, 2013. The agreement has a term of two years and will expire on December 31, 2014 unless The LaPorte Savings Bank and Mr. Collins mutually agree to extend the term. The employment agreement sets out his annual base salary as $129,642 for the year 2014. In the event of a termination of employment, the employment agreement does not provide for any severance payments or benefits. Upon termination of Mr. Collins’ employment, he shall be subject to certain confidentiality restrictions and restrictions on his ability to solicit business or employees of The LaPorte Savings Bank for a period of one year following termination of employment.
Cash-Based Incentive Compensation.
We provide performance-based cash incentive awards to our executive officers, under the cash incentive plan approved by our Compensation Committee. Cash incentives are used to motivate and reward achievement of corporate and individual performance objectives. Funding for the cash-based incentive plan is based on an assessment of our actual financial performance relative to the financial performance goals based on a combination of financial factors. For the year ended December 31, 2013, these factors included the achievement of our strategic plan objectives and specific financial targets. Determination of individual awards was based primarily on an assessment of individual performance, as well as our financial performance. Our Compensation Committee believes that this funding and payment strategy provides a direct link between our financial performance and incentive compensation. Cash incentives were made under this plan for fiscal year 2013 for financial targets met in 2013. Plan payouts are made no later than March 15 following our fiscal year end. The financial targets included income, loan delinquency, regulatory compliance, and each person’s individual performance. Payouts were tiered based on position held and by whether the goal was met at the threshold, target, or maximum level of payout. Weighting was divided between company performance and individual performance, again determined by position held. The chart below outlines the amounts that may be earned by our Chief Executive Officer and our President and Chief Financial Officer at the various targets in the fiscal year 2013. This chart is based on both the company and individual performance being at the same level although that is not necessarily the case based on the weighting for each position.

Title	Name	Base	Threshold	Target	Maximum
Chief Executive Officer	Lee A. Brady	$239,936	$29,992	$59,934	$89,976
President and Chief Financial Officer	Michele M. Thompson	$188,864	$23,608	$47,216	$70,824
Performance based quarterly cash incentives are also paid to our Mortgage Warehouse Lending Division’s officers and employees. These incentives are a percentage of base salary and are based on the Division’s quarterly return on equity, which provides a direct link between our financial performance and incentive compensation in that area. Plan payouts are made within 45 days following each quarter end. The maximum performance based cash incentive for Patrick W. Collins, Senior Vice President/Mortgage Warehouse Lending is 150% of base salary, or $188,799 for 2013.
Stock Based Compensation.
2011 Equity Incentive Plan. In May 2011, our shareholders approved the LaPorte Bancorp, Inc. 2011 Equity Incentive Plan (the “Equity Incentive Plan”), which provides officers, employees and directors of LaPorte Bancorp, Inc. and The LaPorte Savings Bank with additional incentives to promote our growth and performance. Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, our shareholders have given us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.
The Equity Incentive Plan authorizes the issuance or delivery of up to 417,543 shares of LaPorte Bancorp, Inc. common stock pursuant to grants of restricted stock awards, incentive stock options and non-qualified stock options; provided, however, that the maximum number of shares of stock that may be delivered pursuant to the exercise of stock options is 298,245 (all of which may be granted as incentive stock options) and the maximum number of shares of stock that may be issued as restricted stock awards is 119,298.

The Equity Incentive Plan is administered by the members of LaPorte Bancorp, Inc.’s Compensation Committee of the Board of Directors (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan. The Committee has the authority and discretion to select the persons who will receive awards; establish the terms and conditions relating to each award; adopt rules and regulations relating to the Equity Incentive Plan; and interpret the Equity Incentive Plan. The Equity Incentive Plan also permits the Committee to delegate all or any portion of its responsibilities and powers.
Our employees and outside directors are eligible to receive awards under the Equity Incentive Plan. Awards may be granted in a combination of restricted stock awards, incentive stock options and non-qualified stock options. The exercise price of stock options granted under the Equity Incentive Plan may not be less than the fair market value on the date the stock option is granted. Stock options are subject to vesting conditions and restrictions as determined by the Committee.
All stock options and restricted stock awards are subject to time-based vesting. The stock option grants and time-based restricted stock awards made to date vest over a five-year period, with 20% of the awards vesting each year. The recipients of restricted stock awards are entitled to receive the cash dividends paid on all restricted stock awards, whether such awards are vested or not.
Stock awards under the Equity Incentive Plan will be granted only in whole shares of common stock. All restricted stock and stock option grants will be subject to conditions established by the Committee that are set forth in the award agreement. All awards granted under the Equity Incentive Plan will vest upon death, disability, or involuntary termination of employment or service following a change in control (as defined in the Equity Incentive Plan) of LaPorte Bancorp, Inc.
Set forth below is certain information regarding outstanding equity awards granted to our Named Executive Officers at December 31, 2013.
Outstanding Equity Awards at Fiscal Year-End

	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable (1)	Number of securities underlying unexercised options (#) unexercisable (1)	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (2)
Lee A. Brady	20,280	30,422	$6.44	9/13/2021	14,315	$159,183
Michele M. Thompson	15,508	23,264	$6.44	9/13/2021	11,452	$127,346
Patrick W. Collins	8,350	12,527	$6.44	9/13/2021	4,831	$53,721

(1)
All equity awards noted in this table were granted pursuant to the 2011 Equity Incentive Plan, which was approved by shareholders in May 2011, and represent all awards held at December 31, 2013 by the Named Executive Officers. On September 13, 2011, the Named Executive Officers were granted shares of restricted stock and stock options. All awards vest at a rate of 20% per year commencing on September 13, 2012.

(2)	The amounts in this column are based on the fair market value of our common stock on December 31, 2013 of $11.12 per share.

Retirement Plans
401(k) Plan. The LaPorte Savings Bank adopted a 401(k) Savings Plan, a tax-qualified defined contribution plan, effective as of July 1, 1994 and restated on January 28, 2011, for all employees of The LaPorte Savings Bank who have satisfied the plan’s eligibility requirements. In addition, an amendment was adopted in December 2011 regarding eligibility. Prior to December 2011, employees were eligible to participate in the 401(k) Savings Plan the first day of the quarter following the date that they have met the requirements of having at least one calendar year of service and reaching the age of 21. As a result of the amendment, employees are eligible to participate in the 401(K) Savings Plan the first day of the quarter following employment and reaching the age of 21. Employees are eligible to receive an employer match upon the first of the quarter after having met the requirements of at least one year of service and reaching the age of 21. Eligible employees may contribute up to 75% of their compensation to the plan on a pre-tax basis, subject to limitations imposed by the Internal Revenue Code of 1986, as amended. For 2013, the salary deferral contribution limit was $17,500; provided, however, that participants over age 50 could have contributed an additional $5,500 to the plan. The LaPorte Savings Bank matches 25% of the first 6% of a participant’s deferral contribution once they have met the requirements to receive the match. Participants are vested in their employer matching contributions on a 20% per year vesting schedule whereby each employee is 100% vested following the completion of five years of service. Generally, payment of the participants’ vested account balance may commence on the date on which they attain their normal retirement age, which is the older of (i) age 60, or (ii) their age on the date 5 years after the first day of the plan year in which the participants’ entry date occurred.
Employee Stock Ownership Plan. The LaPorte Savings Bank adopted the Employee Stock Ownership Plan (“ESOP”), effective as of January 1, 2007 and restated effective January 1, 2011. Employees of The LaPorte Savings Bank, who are at least 21 years old and have completed at least 1,000 hours and one calendar year of service, are eligible to participate. They are eligible to participate as of the first day of the quarter after meeting the eligibility requirements. In 2007, the ESOP borrowed funds from LaPorte Bancorp, Inc. and used those funds to purchase 238,599 shares (adjusted for the exchange ratio of 1.3190) of common stock for the ESOP. The loan will be repaid principally from discretionary contributions by The LaPorte Savings Bank to the ESOP over a period of not more than 20 years. Collateral for the loan is the common stock purchased by the ESOP. Shares purchased by the ESOP are held in a suspense account for allocation among participants’ accounts as the loan is repaid, and are released in an amount proportional to the repayment of the loan. Shares released from the suspense account and other contributions made by The LaPorte Savings Bank are allocated among the ESOP participants’ accounts on the basis of their compensation earned in the year of allocation. Benefits under the ESOP will become vested at the rate of 20% per year, starting upon completion of 1 year of credited service, and will be fully vested upon completion of 5 years of credited service. Participants’ interest in their account under the ESOP also fully vest in the event of termination of service due to the participants’ normal retirement, death, disability, or upon a change in control (as defined in the ESOP). Vested benefits will be payable generally upon the participants’ termination of service with The LaPorte Savings Bank, and will be paid in the form of common stock, or to the extent participants’ accounts contain cash, benefits will be paid in cash. However, participants have the right to elect to receive their benefits entirely in the form of common stock.
In connection with LaPorte Bancorp, Inc.’s second-step conversion, the trustee for our existing ESOP purchased, on behalf of the ESOP, 270,768 shares of common stock sold in the offering. The ESOP funded its stock purchase with a loan from LaPorte Bancorp, Inc. equal to the aggregate purchase price of the common stock plus the remaining outstanding balance on the existing loan, which was refinanced and consolidated with the new loan. The loan has a 20-year term and will be repaid principally through The LaPorte Savings Bank contributions to the ESOP and dividends payable on common stock held by the ESOP over the term of the loan. The interest rate for the ESOP loan is an adjustable interest rate equal to the prime rate as published in The Wall Street Journal, adjusted annually.

Supplemental Executive Retirement Plan. The LaPorte Savings Bank entered into a Supplemental Executive Retirement Agreement (“Supplemental Retirement Plan”) with Mr. Brady effective August 1, 2002. On October 26, 2010, The LaPorte Savings Bank entered into a Supplemental Executive Retirement Plan Agreement with Ms. Michele M. Thompson that has substantially the same terms as the Plan entered into with Mr. Brady in 2002. The Supplemental Retirement Plan was amended on September 23, 2008 to comply with Internal Revenue Code Section 409A and restated effective October 26, 2010. If the executive’s employment is terminated on or after the executive’s normal retirement age (65) for reasons other than death, for cause, or change in control, the executive will be entitled to an annual benefit under the Supplemental Retirement Plan equal to 2% of the executive’s base salary multiplied by the number of years of service (not to exceed 20) of the executive. The Supplemental Retirement Plan benefit will be paid to the executive in 12 equal monthly installments commencing with the month following the executive’s normal retirement date and payable for a period of 15 years. If the executive terminates employment other than for cause prior to the executive’s normal retirement age, the executive will receive his or her accrued balance in the Supplemental Retirement Plan, computed as of the last completed fiscal year end of The LaPorte Savings Bank preceding the executive’s date of termination. Such benefit will be paid in the form of a fixed annuity in 180 equal monthly installments commencing on the first day of the month following the executive’s termination of employment, or if the executive’s termination of employment is due to disability, on the first day of the month following the executive’s normal retirement age. In the event of a change in control followed by the executive’s termination of employment within 24 months thereafter, the executive will receive his or her projected accrued balance under the plan, calculated as if the executive attained his or her normal retirement age. Such benefit will be paid in the form of a lump sum within 60 days following the executive’s date of termination. Participants in the Supplemental Retirement Plan have also entered into an endorsement split dollar life agreement to informally fund the pre-retirement death benefits under the Supplemental Retirement Plan. If an executive dies while actively employed by The LaPorte Savings Bank, the executive will not receive any benefits under the Supplemental Retirement Plan and, instead, the executive’s beneficiary shall receive a benefit payable under the split dollar agreement.
On December 28, 2010, The LaPorte Savings Bank entered into a Supplemental Executive Retirement Plan Agreement with Mr. Patrick W. Collins that has substantially the same terms as that entered into in 2002 with Mr. Brady. However, Mr. Collins’ Plan differs in that if his employment is terminated on or after his normal retirement age (65) for reasons other than death, for cause, or change in control, he will be entitled to an annual benefit under the Supplemental Retirement Plan equal to 2% of his base salary multiplied by the number of years of service not to exceed 15 years, rather than not to exceed 20 years. Mr. Collins also has a split dollar life agreement to informally fund the pre-retirement death benefits under the Supplemental Retirement Plan.
The aggregate expense attributable to the Supplemental Retirement Plans was approximately $128,000 for the year ended December 31, 2013.
Deferred Compensation Agreement. The LaPorte Savings Bank entered into a deferred compensation agreement with Mr. Brady initially effective as of February 27, 1979, and amended effective September 23, 2008 to comply with Internal Revenue Code Section 409A. In accordance with the terms of the deferred compensation agreement, if Mr. Brady is continuously employed by The LaPorte Savings Bank through his 65th birthday, upon his retirement, Mr. Brady will generally be entitled to receive compensation of $200 per month for a continuous period of 120 months. If Mr. Brady dies after the payments have begun, but before receiving 120 monthly payments, the remaining payments shall be paid to Mr. Brady’s widow for the shorter of his widow’s lifetime or until the date of the 120th monthly payment. There was no expense attributable to the deferred compensation agreement for the year ended December 31, 2013.

COMPENSATION OF DIRECTORS
The following table sets forth the compensation earned by non-employee directors during the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Paul G. Fenker	24,150	—	—	5,336	(3)	29,486
Ralph F. Howes	24,150	—	—	9,060	(4)	33,210
Mark A. Krentz	24,150	—	—	11,279	(5)	35,429
L. Charles Lukmann, III	24,150	—	—	5,281	(6)	29,431
Jerry L. Mayes	24,150	—	—	5,336	(7)	29,486
Dale A. Parkison	24,150	—	—	11,279	(8)	35,429
Robert P. Rose	24,150	—	—	5,186	(9)	29,336

(1)	The aggregate number of unvested restricted stock awards held by each non-employee director at December 31, 2013 was 2,684.

(2)
The aggregate number of outstanding unexercised options held by Messrs. Fenker, Krentz, Mayes and Parkison at December 31, 2013 was 11,183. The aggregate number of outstanding unexercised options held by Mr. Rose at December 31, 2013 was 8,947. The aggregate number of outstanding unexercised options held by Messrs. Howes and Lukmann at December 31, 2013 was 6,711.

(3)	Includes $4,800 in health insurance premiums paid by The LaPorte Savings Bank and $536 received from cash dividends on unvested restricted stock awards.

(4)	Includes $8,524 in health insurance premiums paid by The LaPorte Savings Bank and $536 received from cash dividends on unvested restricted stock awards.

(5)	Includes $10,743 in health insurance premiums paid by The LaPorte Savings Bank and $536 received from cash dividends on unvested restricted stock awards.

(6)	Includes $4,745 in health insurance premiums paid by The LaPorte Savings Bank and $536 received from cash dividends on unvested restricted stock awards.

(7)	Includes $4,800 in health insurance premiums paid by The LaPorte Savings Bank and $536 received from cash dividends on unvested restricted stock awards.

(8)	Includes $10,743 in health insurance premiums paid by The LaPorte Savings Bank and $536 received from cash dividends on unvested restricted stock awards.

(9)	Includes $4,650 in health insurance premiums paid by The LaPorte Savings Bank and $536 received from cash dividends on unvested restricted stock awards.
In 2013, each non-employee director was paid an annual retainer fee of $24,150, paid in equal monthly installments.
TRANSACTIONS WITH CERTAIN PERSONS
Loans and Extensions of Credit. The aggregate amount of loans by The LaPorte Savings Bank to its executive officers, directors, and members of their immediate families, was $488,000 at December 31, 2013. As of that date, these loans were performing in accordance with their original terms. The outstanding loans made to our directors, executive officers, and members of their immediate families, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to The LaPorte Savings Bank and did not involve more than the normal risk of collectability or present other unfavorable features.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Our independent registered public accounting firm for the year ended December 31, 2013 was Crowe Horwath LLP. On March 17, 2014, the audit committee met and decided to dismiss Crowe Horwath LLP as our independent registered public accounting firm. Our financial statements for the years ended December 31, 2013 and 2012 were audited by Crowe Horwath LLP. Also on March 17, 2014, our audit committee approved the engagement of BKD, LLP to be our independent registered public accounting firm for the year ending December 31, 2014. A representative of Crowe Horwath LLP is expected to attend the annual meeting to respond to appropriate questions and to make a statement if they so desire.
The audit reports of Crowe Horwath LLP on our consolidated financial statements as of and for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2013 and 2012 and the subsequent interim period through March 17, 2014, there were no: (1) disagreements with Crowe Horwath LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the stisfaction of Crowe Horwath LLP, would have caused Crowe Horwath LLP to make reference to the subject matter of the disagreements in connection with its audit reports, or (2) reportable events under Item 304(a)(1)(v) of SEC Regulation S-K.
During the years ended December 31, 2013 and 2012 through March 17, 2014, we did not consult with BKD, LLP regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of SEC Regulation S-K.
Set forth below is certain information concerning aggregate fees for professional services rendered by Crowe Horwath LLP during the years ended December 31, 2013 and 2012.
The aggregate fees included in the Audit Fees category were fees for the fiscal years for the audit of our annual financial statements and the review of our quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the stated periods.

	Year Ended December 31, 2013	Year Ended December 31, 2012
Audit Fees	$112,500	$101,000
Audit-Related Fees	$20,200	$94,000
Tax Fees	$70,450	$80,200
All Other Fees	$153,895	$23,895
Audit Fees. For 2013 and 2012, the audit fees include fees that are customary under generally accepted accounting standards and are the aggregate fees that we incurred for professional services rendered for the audit of our annual consolidated financial statements for fiscal years 2013 and 2012, and include fees for the review of our quarterly consolidated financial statements included in our quarterly Form 10-Q’s for both years.
Audit Related Fees. The audit related fees for 2013 include professional services for the audit of our 401(k) plan and issuance of a consent to a filing on Form S-8. The audit related fees for 2012 include professional services for the audit of all 401(k) plans, accounting related consultations and issuance of a consent to a filing on Form S-8 and assistance with documents filed with the SEC, including requirements related to the issuance of common stock.
Tax Fees. The tax fees for 2013 and 2012 include professional services for preparation of federal and state income tax returns and assistance in preparing quarterly estimated tax deposits, and the implementation of our real estate investment trust subsidiary. The tax fees for 2013 also include services related to maintaining our real estate investment trust subsidiary.

All Other Fees. All other fees for 2013 and 2012 include professional services for compliance and Bank Secrecy Act reviews. All other fees for 2013 also include the implementation of our captive insurance subsidiary.
Our Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining the independence of Crowe Horwath LLP. Our Audit Committee concluded that performing such services did not affect the independence of Crowe Horwath LLP in performing its function as our independent registered public accounting firm for the years ended December 31, 2013 and 2012.
Our Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services, and other services. Our Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date. All audit-related fees, tax fees, and all other fees described above were approved either as part of our engagement of Crowe Horwath LLP or pursuant to the pre-approval policy described above.
In order to ratify the selection of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2014, the proposal must receive the affirmative vote of at least a majority of the votes represented and entitled to vote at our annual meeting in favor of such ratification.
Our Board of Directors unanimously recommends that you vote "FOR" the ratification of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2014.
PROPOSAL III - APPROVAL OF THE LAPORTE BANCORP, INC. 2014 EQUITY INCENTIVE PLAN
The Board of Directors has adopted, subject to stockholder approval, the LaPorte Bancorp, Inc. 2014 Equity Incentive Plan (the “2014 Equity Incentive Plan”), to provide officers, employees and directors of LaPorte Bancorp, Inc. and The LaPorte Savings Bank with incentives to promote the growth and performance of LaPorte Bancorp, Inc. Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the 2014 Equity Incentive Plan, our shareholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.
The following is a summary of the material features of the 2014 Plan, which is qualified in its entirety by reference to the provisions of the 2014 Equity Incentive Plan, attached hereto as Appendix A.
General
Subject to permitted adjustments for certain corporate transactions, the 2014 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 473,845 shares of LaPorte Bancorp, Inc. common stock, plus 14,471 shares of stock (plus any forfeitures under the LaPorte Bancorp, Inc. 2011 Equity Incentive Plan) that have been rolled over from the terminated 2011 Equity Incentive Plan and added to the shares available for awards under the 2014 Equity Incentive Plan. The types of awards that may be granted under the plan include restricted stock awards, incentive stock options, and non-qualified stock options; provided, however, that the maximum number of shares of stock that may be delivered pursuant to the exercise of stock options is 338,461, plus 14,083 shares of stock that have been rolled over from the 2011 Equity Incentive Plan (plus any forfeited stock options under the 2011 Equity Incentive Plan) (all of which may be granted as incentive stock options). The maximum number of shares of stock that may be issued as restricted stock awards is 135,384, plus 388 shares of stock that have been rolled over from the 2011 Equity Incentive Plan (plus any forfeited restricted stock awards under the 2011 Equity Incentive Plan). In addition, the maximum number of stock options and restricted stock awards that may be granted to any one individual shall be 56,528 and 22,611, respectively.

The 2014 Equity Incentive Plan will be administered by the members of LaPorte Bancorp, Inc.’s Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the 2014 Equity Incentive Plan. The Committee has the authority and discretion to select the persons who will receive awards; establishing the terms and conditions relating to each award; adopting rules and regulations relating to the 2014 Equity Incentive Plan; and interpreting the 2014 Equity Incentive Plan. The 2014 Equity Incentive Plan also permits the Committee to delegate all or any portion of its responsibilities and powers of any one or more of its members or to a committee or to one or more member of the Board of Directors who are not “outside directors” the authority to grant certain awards.
The Committee may grant an award under the 2014 Equity Incentive Plan as an alternative to or replacement of an existing award under the 2014 Equity Incentive Plan or any other plan of LaPorte Bancorp, Inc. or a subsidiary of LaPorte Bancorp, Inc., or as the form of payment for grants or rights earned or due under any other plan or arrangement of LaPorte Bancorp, Inc. or a subsidiary of LaPorte Bancorp, Inc., including the plan of any entity acquired by LaPorte Bancorp, Inc. or a subsidiary of LaPorte Bancorp, Inc.
Eligibility
Employees and directors of LaPorte Bancorp, Inc. or its subsidiaries are eligible to receive awards under the 2014 Equity Incentive Plan, except that non-employees may not be granted incentive stock options.
Types of Awards
The Committee may determine the type and terms and conditions of awards under the 2014 Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee; provided, however, that unless the Committee specifies a different vesting rate, no awards shall vest more rapidly than 20% per year over a five-year period commencing one year from the date of grant. Awards may be granted in a combination of incentive and non-qualified stock options or restricted stock.
Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Under the 2014 Equity Incentive Plan, the exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the 2014 Equity Incentive Plan means (i) the final sales price of LaPorte Bancorp, Inc.'s common stock as reported on the principal United States securities exchange on which the shares are listed or admitted to trading on the date in question, or if LaPorte Bancorp, Inc.'s common stock was not traded on such date, then on the last preceding date on which any reported sale of LaPorte Bancorp, Inc. common stock occurred, and without regard to after-hours trading activity in New York City, or (ii) if the shares of our common stock are not listed or admitted to trading on any such exchange, then the closing bid quotation with respect to a share of our common stock on such date, as of the close of the market and without regard to after-hours trading activity. The Committee will determine the fair market value of the common stock, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described above. Further, the Committee may not grant a stock option with a term that is longer than 10 years.
Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only officers and employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the 2014 Equity Incentive Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit, including: (i) by personal, certified or cashiers check, (ii) by tendering stock of LaPorte Bancorp, Inc. owned by the participant in satisfaction of the exercise price, (iii) by a “cashless exercise” through a third party, or (iv) by a combination of the foregoing. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2014 Equity Incentive Plan or the award agreement. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.
Prohibition Against Repricing of Options. The 2014 Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.
Limitation on Awards Under the 2014 Equity Incentive Plan
The maximum number of shares of stock that may be available for awards as stock options is 338,461, plus 14,071 shares of stock that have been rolled over from the 2011 Equity Incentive Plan (plus any forfeited stock options under the 2011 Equity Incentive Plan). The maximum number of shares of stock available for awards of restricted stock is 135,384, plus 395 shares of stock that have been rolled over from the 2011 Equity Incentive Plan (plus any forfeited restricted stock awards under the 2011 Equity Incentive Plan). The maximum number of shares of stock that may be available for awards of stock options granted to any single individual is 56,528 and for awards of restricted stock is 22,611.
To the extent any shares of stock covered by an award (including restricted stock awards) under the 2014 Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.
In the event of a corporate transaction involving the stock of LaPorte Bancorp, Inc. (including, without limitation, any stock dividend, stock split, or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination, or exchange of shares), the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options and restricted stock, the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options and restricted stock and the exercise price of stock options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options and restricted stock.
Performance Features
General. A federal income tax deduction for LaPorte Bancorp, Inc. will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or three other most highly compensated officers (other than its chief financial officer). However, amounts that constitute “performance-based compensation” (as that term is used in section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The 2014 Equity Incentive Plan is designed so that stock options will be considered performance-based compensation. The Committee may designate whether any restricted stock awards granted to any participant are intended to be performance-based compensation. Any restricted stock awards designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: book value; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing. Performance measures may be based on the performance of LaPorte Bancorp, Inc. as a whole or of any one or more subsidiaries or business units of LaPorte Bancorp, Inc. or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures in certain circumstances, provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation within the meaning of section 162(m) of the Internal Revenue Code, except to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception under section 162(m) of the internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.
Vesting of Awards
If the vesting of an award under the 2014 Equity Incentive Plan is conditioned on the completion of a specified period of service with LaPorte Bancorp, Inc. or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement; provided, however, that unless the Committee specifies a different vesting rate, no award shall vest more rapidly than 20% per year over a five-year period commencing one year from the date of grant. Notwithstanding the foregoing, all awards shall be subject to acceleration of vesting in the event of death, disability or involuntary termination of employment or service following a change in control.
Change in Control
Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment following a change in control of LaPorte Bancorp, Inc., all outstanding options then held by a participant will become fully exercisable and all restricted stock awards shall be fully earned and vested. For the purposes of the 2014 Equity Incentive Plan, a change in control occurs when (a) LaPorte Bancorp, Inc. or The LaPorte Savings Bank merges into or consolidates with another entity or merges another bank or corporation into LaPorte Bancorp, Inc. or The LaPorte Savings Bank, and as a result, less than a majority of the combined voting power of the resulting corporation is held by persons who were stockholders of the Company or The LaPorte Savings Bank before the merger or consolidation; (b) a person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of LaPorte Bancorp, Inc.’s or The LaPorte Savings Bank’s voting securities; (c) during any period of two consecutive years, individuals who constitute LaPorte Bancorp, Inc.’s or The LaPorte Savings Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of LaPorte Bancorp, Inc.’s or The LaPorte Savings Bank’s Board of Directors, provided that each director who is first elected by the board by a vote of at least two-thirds of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or (d) LaPorte Bancorp, Inc. or The LaPorte Savings Bank sells to a third party all or substantially all of its assets.
In the event of a change in control, any performance measure attached to an award under the 2014 Equity Incentive Plan shall be deemed satisfied as of the date of the change in control.

Forfeiture
The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause; termination of services with LaPorte Bancorp, Inc. or its affiliate or subsidiary; any material violation of one or more of LaPorte Bancorp, Inc.’s policies; breach of noncompetition, confidentiality or other restrictive covenants that apply to the employee or director; or any other conduct that is detrimental to LaPorte Bancorp, Inc.’s business or reputation, its affiliates and/or its subsidiaries.
If LaPorte Bancorp, Inc. is required to prepare an accounting restatement due to the material noncompliance of LaPorte Bancorp, Inc., as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse LaPorte Bancorp, Inc. the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse LaPorte Bancorp, Inc. for all or any part of the amount of any payment in settlement of any award granted hereunder.
Amendment and Termination
The Board of Directors may, at any time, amend or terminate the 2014 Equity Incentive Plan or any award granted under the 2014 Equity Incentive Plan, provided that, except as provided in the 2014 Equity Incentive Plan, no amendment or termination may adversely impair the rights of a Participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2014 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the 2014 Equity Incentive Plan (other than as provided in the 2014 Equity Incentive Plan), or materially modify the requirements for participation in the 2014 Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the 2014 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the 2014 Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the 2014 Equity Incentive Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of LaPorte Bancorp, Inc.
Duration of Plan
The 2014 Equity Incentive Plan will become effective upon approval by the stockholders at this annual meeting. The 2014 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2014 Equity Incentive Plan on or after the 10-year anniversary of the effective date of the 2014 Equity Incentive Plan. At any time, the Board of Directors may terminate the 2014 Equity Incentive Plan. However, any termination of the 2014 Equity Incentive Plan will not affect outstanding awards.
Federal Income Tax Considerations
The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2014 Plan.
Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and LaPorte Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of LaPorte Bancorp, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).
The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.
If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.
If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and LaPorte Bancorp, Inc. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and LaPorte Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and LaPorte Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.
Withholding of Taxes. LaPorte Bancorp, Inc. may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.
Change in Control. Any acceleration of the vesting or payment of awards under the 2014 Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by LaPorte Bancorp, Inc.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits LaPorte Bancorp Inc.’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table (“covered employees”). Restricted stock awards, other than performance-based restricted stock awards, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. “Qualified performance-based compensation” is not subject to this limit and is fully deductible by LaPorte Bancorp, Inc. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options available for award under the 2014 Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.
In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The 2014 Equity Incentive Plan is designed so that stock options and performance-based restricted stock awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit. LaPorte Bancorp, Inc. expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.
Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2014 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2014 Equity Incentive Plan. LaPorte Bancorp, Inc. suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.
Accounting Treatment
Under FASB ASC Topic 718, LaPorte Bancorp, Inc. is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).
Awards to be Granted
The Board of Directors adopted the 2014 Equity Incentive Plan, and the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees, and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.
Our Board of Directors unanimously recommends that you vote “FOR” approval of the LaPorte Bancorp, Inc. 2014 Equity Incentive Plan.

PROPOSAL IV – ADVISORY VOTE ON EXECUTIVE COMPENSATION
The compensation of our Chief Executive Officer and our two other most highly compensated executive officers (“Named Executive Officers”) is described in “Executive Compensation.” Shareholders are urged to read this section of the Proxy Statement, which discusses our compensation policies and procedures with respect to our Named Executive Officers.
Shareholders will be asked at the annual meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:
“RESOLVED, that the compensation paid to LaPorte Bancorp, Inc.’s Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”
This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on our Board of Directors. Although non-binding, our Board of Directors and our Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our shareholders and encourage all shareholders to vote their shares on this matter. Our Board of Directors and our Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation.
Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.
Our Board of Directors unanimously recommends that you vote “FOR” the resolution set forth in Proposal IV.
ADVANCE NOTICE OF NOMINATIONS AND BUSINESS TO BE CONDUCTED
AT AN ANNUAL MEETING
Our Bylaws provide an advance notice procedure for certain business, or nominations to our Board of Directors, to be brought before an annual meeting. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to our Corporate Secretary. To be timely, a shareholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices no later than the close of business on the 90th day prior to the anniversary date of our proxy statement relating to the preceding year’s annual meeting and not earlier than the close of business on the 120th day prior to the anniversary date of the date of our proxy statement relating to our preceding year’s annual meeting. If less than 90 days prior public disclosure of the date of the annual meeting is given to shareholders and the date of the annual meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary date of the preceding year’s annual meeting, written notice by the shareholder to be timely must be so received by our Corporate Secretary at our principal executive office not later than the close of business on the 10th day following the day on which public disclosure of the date of such meeting is first made.
A shareholder’s notice to our Corporate Secretary must set forth as to each matter such shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such shareholder as they appear on our books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such shareholder and such beneficial owner; (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business; and (v) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. This provision is not a limitation on any other applicable laws and regulations.

A notice with respect to director nominations must include (a) as to each person whom the shareholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person's qualification to serve on the Board of Directors of LaPorte Bancorp, Inc.; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of our Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 or any successor rule or regulation, and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the shareholder giving the notice: (i) the name and address of such shareholder as they appear on LaPorte Bancorp, Inc.'s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock which are owned beneficially or of record by such shareholder and such beneficial owner; (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder; (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934.
To be timely for our 2015 Annual Meeting of Shareholders, a shareholder’s notice must be delivered to or mailed and received by our Corporate Secretary no earlier than December 5, 2014 and no later than January 4, 2015, assuming that our annual meeting is not advanced by more than 30 days or delayed by more than 30 days from the anniversary of the date of the preceding year’s annual meeting, to be timely.
SHAREHOLDER PROPOSALS
In order to be eligible for inclusion in our proxy materials for our 2015 Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at our executive office, 710 Indiana Avenue, LaPorte, Indiana 46350, no later than December 5, 2014. If the date of the 2015 Annual Meeting of Shareholders is changed by more than 30 days, any shareholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.
OTHER MATTERS
Our Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

MISCELLANEOUS
The cost of solicitation of proxies will be borne by us. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares of common stock. In addition to solicitations by mail, our directors, officers, and regular employees may solicit proxies personally, by telephone, or other forms of communication without additional compensation. LaPorte Bancorp, Inc. has retained Phoenix Advisory Partners, LLC to assist it in soliciting proxies, and has agreed to pay Phoenix Advisory Partners, LLC a fee of $4,000 plus reasonable expenses for these services.
Our Annual Report for the year ended December 31, 2013 has been mailed to all shareholders of record as of March 14, 2014. Any shareholder may obtain a copy of our Annual Report by writing us at LaPorte Bancorp, Inc., 710 Indiana Avenue, LaPorte, Indiana 46350 or the information is also available at www.proxyvote.com.
If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.
Whether or not you plan to attend the annual meeting, please vote by calling the toll-free number, using the internet, or marking, signing, dating, and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

Eric L. Sommer
Corporate Secretary
LaPorte, Indiana
April 3, 2014
LaPorte
BANCORP, INC.
LAPORTE BANCORP, INC.
ATTN: MICHELE M. THOMPSON
710 INDIAENUE

APPENDIX A

LAPORTE BANCORP, INC.

2014 EQUITY INCENTIVE PLAN

ARTICLE 1 - GENERAL

Section 1.1    Purpose, Effective Date and Term.  The purpose of the LaPorte Bancorp, Inc. 2014 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of LaPorte Bancorp, Inc. (the “Company”), and its Subsidiaries, including The LaPorte Savings Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan shall be the date the Plan is implemented by the Board subsequent to the satisfaction of the applicable shareholder approval requirements.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date. The Company also sponsors a 2011 Equity Incentive Plan (the “2011 Plan”) under which 14,471 shares remain available for grant as stock options and 388 shares remain available for grant as restricted stock awards. As of the Effective Date of this Plan, the 2011 Plan shall terminate such that no further grants will be made under the 2011 Plan. The 14,471 shares remaining available for grant at the time of termination of the 2011 Plan (plus any forfeitures under the 2011 Plan) shall be added to the shares available under this Plan, as set forth in Section 3.2(a) hereof.
Section 1.2    Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.
Section 1.3    Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Awards shall be limited to Employees and Directors of the Company or any Subsidiary.
Section 1.4    Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.
ARTICLE 2 - AWARDS
Section 2.1    General.  Any Award under the Plan may be granted singularly, in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:
(a)     Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten‑year anniversary of the Effective Date; or (ii)  to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).
(b)     Restricted Stock.  Restricted Stock means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.
Section 2.2    Stock Options.
(a)     Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.
(b)     Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.
Section 2.3    Restricted Stock.

(a)     Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with LaPorte Bancorp, Inc. dated [Date], made pursuant to the terms of the LaPorte Bancorp, Inc. 2014 Equity Incentive Plan, copies of which are on file at the executive offices of LaPorte Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)     Terms and Conditions.    Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)     Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.

(ii)     Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Restricted Stock shall be exercised by the Participant in his or her discretion.

(iii)     Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4    Performance-Based Compensation. Any Award under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).
(a)    Performance Measures.  Such performance measures may be based on any one or more of the following:
(i)book value or basic earnings per share;
(ii)basic cash earnings per share;
(iii)diluted earnings per share;
(iv)diluted cash earnings per share;
(v)net income or net income before taxes;
(vi)cash earnings;
(vii)net interest income;

(viii)non-interest income;
(ix)general and administrative expense to average assets ratio;
(x)cash general and administrative expense to average assets ratio;
(xi)efficiency ratio;
(xii)cash efficiency ratio;
(xiii)return on average assets;
(xiv)cash return on average assets;
(xv)return on average stockholders' equity;
(xvi)cash return on average stockholders' equity;
(xvii)return on average tangible stockholders' equity;
(xviii)cash return on average tangible stockholders' equity;
(xix)core earnings;
(xx)operating income;
(xxi)operating efficiency ratio;
(xxii)net interest rate margin or net interest rate spread;
(xxiii)growth in assets, loans, or deposits;
(xxiv)loan production volume;
(xxv)non-performing loans;
(xxvi)cash flow;
(xxvii) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or
(xxviii) any combination of the foregoing.
Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.
(b)    Adjustments. Pursuant to this Section 2.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.
Section 2.5    Vesting of Awards. (a)    The Committee shall specify the vesting schedule or conditions of each Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, Awards under the Plan shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting one year after the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability or Involuntary Termination of Employment following a Change in Control). Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting.
(b)    Notwithstanding Section 2.8 and Article IV hereof, to the extent permitted by applicable law or regulations, or pursuant to an applicable regulatory waiver, the Committee may determine that all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option) and all Restricted Stock Awards described in Section 2.1(b) shall be fully earned and vested immediately.
Section 2.6    Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.
Section 2.7    Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.
Section 2.8.    Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:
(a)    Upon a Participant’s Termination of Service for any reason other than Disability, death or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three months following termination and any Restricted Stock that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)    In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock granted to a Participant that has not vested shall expire and be forfeited.
(c)    Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service.
(d)    Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.
(e)    Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting/exercisability of Stock Options and Restricted Stock is as set forth in Article 4.
ARTICLE 3 - Shares Subject to Plan
Section 3.1    Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.
Section 3.2    Share Limitations.
(a)    Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Four Hundred Seventy Three Thousand Eight Hundred and Forty-Five (473,845) shares of Stock, plus 14,471 shares of Stock (plus any forfeitures under the 2011 Plan) that have been rolled over from the terminated 2011 Plan and added to the shares available for Award hereunder. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is Three Hundred Thirty-Eight Thousand and Four Hundred and Sixty-One (338,461) shares of Stock, plus 14,083 shares of Stock that have been rolled over from the 2011 Plan (plus any forfeited stock options under the 2011 Plan). The maximum number of shares of Stock that may be issued as Restricted Stock Awards is One Hundred Thirty-Five Thousand Three Hundred and Eighty-Four (135,384) shares of Stock, plus 388 shares of Stock that have been rolled over from the 2011 Plan (plus any forfeited restricted stock awards under the 2011 Plan). The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.
(b)    Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option or Restricted Stock, the number of shares of Stock available for the granting of additional Stock Options and Restricted Stock shall be reduced by the number of shares of Stock in respect of which the Stock Option or Restricted Stock is granted or denominated. To the extent any shares of Stock covered by an Award (including Restricted Stock) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3    Limitations on Grants to Employees.
(a)    Options.  The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one Employee under the Plan shall be Fifty Six Thousand and Five Hundred Twenty-Eight (56,528), all of which may be granted during any calendar year.
(b)    Restricted Stock Awards.  The maximum number of shares of Stock that may be subject to Restricted Stock Awards described under Section 2.1(b) granted to any one Employee under the Plan shall be Twenty-Two Thousand Six Hundred and Eleven (22,611), all of which may be granted during any calendar year.
Section 3.4    Corporate Transactions.
(a)    General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options and Restricted Stock in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock (including, without limitation, cancellation of Stock Options and Restricted Stock in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options and Restricted Stock using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.
(b)    Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.
Section 3.5    Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
(a)    Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)    Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
ARTICLE 4 - CHANGE IN CONTROL
Section 4.1    Consequence of a Change in Control. Subject to the provisions of Section 2.5 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:
(a)    At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).
(b)    At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) shall be fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.
(c)    In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.
Section 4.2    Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:
(a)    Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;
(b)    Acquisition of Significant Share Ownership: There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s voting securities; provided, however, this clause (ii) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;
(c)    Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (iii), each director who is first elected by the board (or first nominated by the board for election by the stockholders or corporators) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or
(d)    Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.
ARTICLE 5 - COMMITTEE
Section 5.1    Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.
Section 5.2    Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:
(a)     the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.
(b)    The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(c)    The Committee will have the authority to define terms not otherwise defined herein.
(d)    Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.
(e)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.
Section 5.3    Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.
Section 5.4    Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
Section 5.5    Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.
ARTICLE 6 - AMENDMENT AND TERMINATION
Section 6.1    General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.
Section 6.2    Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any Award granted under the Plan without further consideration or action.
ARTICLE 7 - GENERAL TERMS
Section 7.1    No Implied Rights.
(a)    No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any

Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(b)    No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.
(c)    No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.
Section 7.2    Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.
Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.
Section 7.3    Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.
Section 7.4    Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.
Section 7.5    Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.
Section 7.6    Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.
Section 7.7    Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8    Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 (formerly, FAS 123R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.
Section 7.9    Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.
Section 7.10    Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.
Section 7.11    Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
Section 7.12    No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
Section 7.13    Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Indiana without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Indiana, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
Section 7.14    Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).
Section 7.15    Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.
Section 7.16    Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:
(a)    in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
(b)    in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or
(c)    in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.
In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.
Section 7.17    Forfeiture Events.
(a)    The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.
(b)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.
ARTICLE 8 - DEFINED TERMS; CONSTRUCTION
Section 8.1    In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
(a)    “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.
(b)    “Award” means any Stock Option, Restricted Stock or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.
(c)    “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.
(d)    “Board” means the Board of Directors of the Company.
(e)    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.
(f)    “Change in Control” has the meaning ascribed to it in Section 4.2.
(g)    “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(h)    “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(i)    “Committee” means the Committee acting under Article 5.
(j)    “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.
(k)    “Director” means a member of the Board of Directors of the Company or a Subsidiary.
(l)    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.
(m)    “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.
(n)    “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.
(o)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(p)    “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.
(q)    “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.
(r)    “Fair Market Value” means, with respect to a share of Stock on a specified date:
(I)     the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or
(II)     if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or
(III)     if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(s)    A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events following a Change in Control: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is at least thirty (30) miles further away from the Employee Participant’s principal residence prior to the Change in Control.
(t)    “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.
(u)    “Incumbent Directors” means:
(I)    the individuals who, on the date hereof, constitute the Board; and
(II)    any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments
(v)     “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary (other than a termination for Cause) or termination of employment by a Participant Employee for Good Reason.
(w)    “ISO” has the meaning ascribed to it in Section 2.1(a).
(x)     “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.
(y)    “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.
(z)    “Restricted Stock” has the meaning ascribed to it in Section 2.3.
(aa)    “SEC” means the United States Securities and Exchange Commission.

(bb)    “Securities Act” means the Securities Act of 1933, as amended from time to time.
(cc)    “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.
(dd)    “Stock” means the common stock of the Company, $0.01 par value per share.
(ee)    “Stock Option” means an ISO or a Non-Qualified Option.
(ff)    “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.
(gg)    “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:
(I)    The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(II)    The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section (ll), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).
(III)    If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.
(IV)    A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).
(V)    Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section (ii), the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service

(whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.
(VI)    With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.
(hh)    “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.
(ii)    “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.
Section 8.2    In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:
(a)    actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;
(b)    references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;
(c)    in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;
(d)    references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;
(e)    indications of time of day mean Central Standard time;
(f)    “including” means “including, but not limited to”;
(g)    all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;
(h)    all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;
(i)    the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;
(j)    any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
(k)    all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

LaPorte BANCORP, INC.

LAPORTE BANCORP, INC.
ATTN: MICHELE M. THOMPSON
710 INDIANA AVENUE
LAPORTE, IN 46350

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 12, 2014 (May 9, 2014 for participants in the Savings Plan for Employees of The LaPorte Savings Bank ("401k") and The LaPorte Savings Bank Employee Stock Ownership Plan ("ESOP")). Have this card in hand when you access the website and follow the instructions to direct how the shares should be voted.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 12, 2014 (May 9, 2014 for 401k and ESOP participants). Have this card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M72664-P50386 — KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LAPORTE BANCORP, INC.

If you are a shareholder, the Board of Directors recommends that you vote FOR the following. If you are a 401k and/or ESOP participant, your voting instructions are solicited on behalf of the 401k and/or ESOP Trustee.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Vote on Directors

1. Election of Directors

Nominees:

01) Lee A. Brady
02) Paul G. Fenker
03) Robert P. Rose

Vote on Proposals

NOTE: Such other business as may properly come before the Annual Meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this Annual Meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report with Form 10-K are available at www.proxyvote.com.

M72665-P50386

LAPORTE BANCORP, INC.
Annual Meeting of Shareholders
May 13, 2014 6:00 p.m., Central Time

IF YOU ARE A SHAREHOLDER:
This proxy is solicited by the Board of Directors

The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of LaPorte Bancorp, Inc. which the undersigned, is entitled to vote at the 2014 Annual Meeting of Shareholders of LaPorte Bancorp, Inc. (the "Company"), to be held at the Company's main office located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m., (local time), on Tuesday, May 13, 2014 or any adjournment or postponement thereof (the "Annual Meeting"). The Board of Directors is authorized to cast all votes to which the undersigned is entitled to. This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" each of the proposals listed.

If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

IF YOU ARE A 401k PARTICIPANT:
Your voting instructions are solicited on behalf of the trustee for the 401k ("401k Trustee")

I understand that I have the right to direct the 401k Trustee to vote my proportionate interest in said plan. I have been advised that my voting instructions are solicited for the Annual Meeting to be held at the Company's main office located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m., (local time), on Tuesday, May 13, 2014 or any adjournment or postponement thereof. The 401k Trustee is hereby directed to vote my proportionate interest in the 401k as indicated on the other side. If I do not return my voting instructions in a timely manner, shares representing my interest in said plan will be voted in the same proportion as shares for which the 401k Trustee has received proper voting instructions from other participants, subject to the determination that such a vote is of the exclusive benefit of plan participants and beneficiaries. If any other business is presented at the Annual Meeting, this card will be voted by the 401k Trustee in a manner intended to represent the best interest of participants and beneficiaries in the 401k.

IF YOU ARE AN ESOP PARTICIPANT:
Your voting instructions are solicited on behalf of the trustee for the ESOP ("ESOP Trustee")

I understand that I have the right to direct the ESOP Trustee to vote the shares that have been allocated to my ESOP account. I have been advised that my voting instructions are solicited for the Annual Meeting to be held at the Company's main office located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m., (local time), on Tuesday, May 13, 2014 or any adjournment or postponement thereof. The ESOP Trustee is hereby directed to vote the shares allocated to my account as indicated on the other side. The ESOP Trustee will vote any unallocated shares, shares for which it has received no voting instruction, and abstentions in the same proportion as it votes the allocated shares for which it has received proper instructions from participants, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is presented at the Annual Meeting, this card will be voted by the ESOP Trustee in a manner intended to represent the best interest of participants and beneficiaries in the ESOP.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE